Exhibit 10.23

AMENDMENT NO. 2 TO STOCK AND WARRANT PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO STOCK AND WARRANT PURCHASE AGREEMENT (“Amendment”) is made as of May 20, 2009 by and among Balqon Corporation, a Nevada corporation (“Company”) and Marlin Financial Group, Inc. (“Marlin”).

Recitals

A.           On October 24, 2008, the Company assumed the rights and obligations of Balqon Corporation, a California corporation (“Balqon California”), under that certain Stock and Warrant Purchase Agreement, dated August 28, 2008, by and between Balqon California and Marlin (as amended by that certain Amendment No. 1 to Stock and Warrant Purchase Agreement, dated March 30, 2009, the “Initial Agreement”).

B.           Amendment No. 1 to the Stock and Warrant Purchase Agreement, dated March 30, 2009, erroneously referred to Section 3.8(c) of the Initial Agreement as Section 3.7(c), and the Company and Marlin desire to rectify such error.

C.           The Company and Marlin desire to amend the Initial Agreement to terminate a provision of the Initial Agreement pursuant to which Marlin’s ability to dispose of the Company’s securities was restricted.

Agreement

NOW THEREFORE, in consideration of the foregoing premises and the respective promises and agreements of the parties set forth herein, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Initial Agreement.

2.	Clarification. Section 2.3 of Amendment No. 1 to Stock and Warrant Purchase Agreement are hereby amended by deleting all references to “Section 3.7(c)” and inserting in its place “Section 3.8(c)”.

3.	Amendments.

3.1.	Section 3.8 of the Initial Agreement is hereby amended by deleting Section 3.8(c) in its entirety.

3.2.	Section 11 of the Warrants issued to Investor pursuant to Section 1.3 of the Initial Agreement are amended by deleting Section 11(b)(iii) of each of the Warrants in its entirety.

4.
Miscellaneous.  Except as modified and amended pursuant to this Amendment, the Initial Agreement shall remain in full force and effect.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment No. 2 to Warrant and Stock Purchase Agreement as of the date first above written.

The Company:                                                                      Balqon Corporation

By:______________________
Name: B. Samra
Title: Chief Executive Officer

Marlin:                                                                                   MARLIN FINANCIAL GROUP, INC.

By:_______________________
Name: Mark Levin
Title: President

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